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                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this proxy statement/prospectus of our report dated March 11, 1999 included in Alcatel's Annual Report on Form 20-F for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

Paris, France
December 20, 1999